                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    Form 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) July 15, 2002
                                                          -------------

                               Moneyzone.com, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                    Delaware           0-25022                 72-7148906
               -----------------     ---------------         ------------------
                (State or other       (Commission            (I.R.S. Employer
                jurisdiction of        File Number)          Identification No.)
                  formation)

              3260 North Hayden, Ste 209, Scottsdale, Arizona 85251
              ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

              Registrant's telephone number, including area code (  )
                                                                 ---------------

            7025 East 1st Avenue, Suite 5, Scottsdale, Arizona 85251
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events

     Raymond Bills resigned from the Board of Directors and as an Officer of the
Registrant.  John Iannetta was named President of the Registrant and named to the board of directors.  Halla Moran was named Secretary of the Registrant and named to the board of directors.

         On July 18, 2002 the Registrant announced that the Registrant entered into an Agreement and Plan of Reorganization with Quicktest 5, Inc.  The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1.

                                       2

Signature:

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned duly authorized.

                                                 Moneyzone.com, Inc.
                                                    (Registrant)

Date:  July 24, 2002                          /s/ John Iannetta
                                              -------------------------
                                                  John Iannetta, President